                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-2


                         MONTHLY SERVICER'S CERTIFICATE




        Accounting Date:                                      May 31, 2001
                                                       --------------------
        Determination Date:                                  June 11, 2001
                                                       --------------------
        Distribution Date:                                   June 15, 2001
                                                       --------------------
        Monthly Period Ending:                                May 31, 2001
                                                       --------------------


        This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 2000, among Associates Automobile Receivables Trust, 2000-2 (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

        Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

  I.    Collection  Account  Summary

        Available Funds:
                     Payments Received                                                       $34,454,138.29
                     Liquidation Proceeds (excluding Purchase Amounts)                        $2,218,168.67
                     Current Monthly Advances                                                    472,644.52
                     Amount of withdrawal, if any, from the Reserve Account                           $0.00
                     Amount of withdrawal, if any, from the Capitalized Interest Account              $0.00
                     Monthly Advance Recoveries                                                ($360,775.83)
                     Purchase Amounts-Warranty and Administrative Receivables                         $0.00
                     Purchase Amounts - Liquidated Receivables                                        $0.00
                     Income from investment of funds in Trust Accounts                           $18,706.00
                                                                                          ------------------
        Total Available Funds                                                                                      $36,802,881.65
                                                                                                                ==================

        Amounts Payable on Distribution Date:

                     (i)       Reimbursement of Monthly Advances                                      $0.00

                     (ii)      Trustee and other fees                                                 $0.00

                     (iii)     Basic Servicing Fee                                              $990,249.15

                     (iv)      Noteholders' Interest Distributable Amount
                               Class A-1  Interest Distributable Amount                               $0.00
                               Class A-2  Interest Distributable Amount                       $1,211,345.39
                               Class A-3  Interest Distributable Amount                       $1,824,350.00
                               Class A-4  Interest Distributable Amount                         $695,750.00
                               Class A-5  Interest Distributable Amount                       $1,217,425.00

                     (v)       Noteholders' Principal Distributable Amount
                               Payable to Class A-1 Noteholders                                       $0.00
                               Payable to Class A-2 Noteholders                                       $0.00
                               Payable to Class A-3 Noteholders                                       $0.00
                               Payable to Class A-4 Noteholders                                       $0.00
                               Payable to Class A-5 Noteholders                                       $0.00

                     (vi)      Premium Amount and any amounts owed and not paid to the
                               Security Insurer under the Insurance Agreement.                  $126,281.98

                     (vii)     Reserve Account deposit                                                $0.00

                     (viii)    Additional Principal Distributable Amount
                               Payable to Class A-1 Noteholders                                       $0.00
                               Payable to Class A-2 Noteholders                              $23,063,581.85
                               Payable to Class A-3 Noteholders                                       $0.00
                               Payable to Class A-4 Noteholders                                       $0.00
                               Payable to Class A-5 Noteholders                                       $0.00

                     (ix)      Additional Servicing Fee                                               $0.00

                     (x)       Regardless of whether there is an Insurer
                               Default, any amounts due to the Security
                               Insurer and not covered in (vi) above                                  $0.00

                     (xi)      Any remaining Available Funds to the Certificate
                               Distribution Account                                           $7,673,898.28
                                                                                          ------------------
        Total Amounts Payable on Distribution Date                                                                 $36,802,881.65
                                                                                                                ==================
                     Less: Servicing Fee                                                                             ($990,249.15)
                     Less: Investment Income                                                                          ($18,706.00)

        Net Payment to Trustee                                                                                     $35,793,926.50


                                Page 1 (2000-2)

  II.   Calculation  of  Reserve Account Deposit; withdrawal from Reserve Account; Deficiency Claim
        Amount; Pre-Funding Account Shortfall and Capitalized Interest Account withdrawal

        Reserve Account deposit:

                Amount of excess, if any, of Available Funds
                over total amounts payable (or amount of such
                excess up to the Specified Reserve Balance
                pursuant to Section 4.6, clauses (i) through
                (vi) of the Sale and Servicing Agreement)                                                                    $0.00
                                                                                                                   ----------------

        Reserve Account Withdrawal on any Determination Date:
                Amount equal to the excess of the Total
                Required Payment over the amount of Available
                Funds with respect to such Determination Date.

                Total Required Payment

                (i)        Sum of the amounts distributable pursuant to Section 4.6, clauses
                           (i) through (vi) of the Sale and Servicing Agreement.                                     $6,065,401.52

                (ii)       After the occurrence of Event of Default the sum of the amounts distributable pursuant to Section 4.6, clauses (i) through (viii)
                           of the Sale and Servicing Agreement.                                                              $0.00

                (iii)      After the occurrence of Event of Default the amount necessary to
                           reduce the Aggregate Note Principal Balance to zero.                                              $0.00
                                                                                                                  -----------------

                Total Required Payment                                                                               $6,065,401.52

                Available Funds                                                                                     $36,802,881.65

                Amount of withdrawal, if any, from the Reserve Account                                                       $0.00

        Withdrawal from Capitalized Interest Account:

                Amount of withdrawal, if any, from the Capitalized Interest Account                                          $0.00

        Deficiency Claim Amount:

                Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Capitalized Interest Account and
                Available Funds                                                                                              $0.00

        Pre-Funding Account Shortfall:

                Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the
                Class A-1 Prepayment Amount, the Class A-2 Prepayment Amount,
                the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
                and the Class A-5 Prepayment Amount over (b) the amount on deposit
                in the Pre-Funding Account                                                                                   $0.00

        (In the event a Deficiency Claim Amount or Pre-Funding Account Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral
        Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount or the Pre-Funding Account Shortfall.)

 III.   Collected Funds

        Payments Received:
                           Supplemental Servicing Fees                                                    $0.00
                           Amount allocable to interest                                           13,813,127.75
                           Amount allocable to principal                                          20,641,010.54
                           Amount allocable to Insurance Add-On Amounts                                   $0.00
                           Amount allocable to Outstanding Monthly Advances (reimbursed to the
                              Servicer prior to deposit in the Collection Account)                        $0.00
                                                                                                 ---------------

        Total Payments Received                                                                                     $34,454,138.29

        Liquidation Proceeds:
                           Gross amount realized with respect to Liquidated Receivables            2,223,693.21

                           Less: (i) reasonable expenses incurred by Servicer
                              in connection with the collection of such Liquidated
                              Receivables and the repossession and disposition
                              of the related Financed Vehicles and (ii) amounts
                              required to be refunded to Obligors on such Liquidated Receivables      (5,524.54)
                                                                                                 ---------------

        Net Liquidation Proceeds                                                                                      2,218,168.67

        Allocation of Liquidation Proceeds:
                           Supplemental Servicing Fees                                                    $0.00
                           Amount allocable to interest                                                   $0.00
                           Amount allocable to principal                                                  $0.00
                           Amount allocable to Insurance Add-On Amounts                                   $0.00
                           Amount allocable to Outstanding Monthly Advances (reimbursed to the
                              Servicer prior to deposit in the Collection Account)                        $0.00              $0.00
                                                                                                 ---------------  -----------------

        Total Collected Funds                                                                                       $36,672,306.96
                                                                                                                  =================


                                Page 2 (2000-2)

  IV.   Purchase Amounts Deposited in Collection Account

        Purchase Amounts - Warranty Receivables
                           Amount allocable to interest                                                $0.00
                           Amount allocable to principal                                               $0.00
                           Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the
                              Servicer prior to deposit in the Collection Account)                     $0.00                 $0.00
                                                                                          -------------------

        Purchase Amounts - Administrative Receivables
                           Amount allocable to interest                                                $0.00
                           Amount allocable to principal                                               $0.00
                           Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the
                              Servicer prior to deposit in the Collection Account)                     $0.00                 $0.00
                                                                                          -------------------

        Total Purchase Amounts                                                                                               $0.00
                                                                                                                ===================

  V.    Reimbursement of Outstanding Monthly Advances

        Outstanding Monthly Advances                                                                                   $747,847.38

        Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                           Payments received from Obligors                                      ($360,775.83)
                           Liquidation Proceeds                                                        $0.00
                           Purchase Amounts - Warranty Receivables                                     $0.00
                           Purchase Amounts - Administrative Receivables                               $0.00
                                                                                          -------------------

        Outstanding Monthly Advances to be netted against Monthly
           Advances for the current Monthly Period                                                                    ($360,775.83)

        Outstanding Monthly Advances to be reimbursed out of
           Available Funds on the Distribution Date                                                                   ($360,775.83)

        Remaining Outstanding Monthly Advances                                                                         $387,071.55

        Monthly Advances - current Monthly Period                                                                      $472,644.52
                                                                                                                -------------------

        Outstanding Monthly Advances - immediately following the Distribution Date                                     $859,716.07
                                                                                                                ===================

  VI.   Calculation of Interest and Principal Payments

        A.  Calculation of principal reductions

            Payments received allocable to principal                                                                $20,641,010.54
            Aggregate of Principal Balances as of the Accounting Date of all
              Receivables that became Liquidated Receivables
              during the Monthly Period                                                                              $4,703,584.90
            Purchase Amounts - Warranty Receivables allocable to principal                                                   $0.00
            Purchase Amounts - Administrative Receivables allocable to principal                                             $0.00
            Amounts withdrawn from the Pre-Funding Account                                                                   $0.00
            Cram Down Losses                                                                                                 $0.00
                                                                                                                -------------------

            Total principal reductions                                                                              $25,344,595.44
                                                                                                                ===================

        B.  Calculation of Class A-1 Interest Distributable Amount

            Class A-1 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-1 Noteholders on such Distribution Date)                         $0.00

            Multiplied by the Class A-1 Interest Rate                                                  6.615%

            Multiplied by actual days in the period or in the case of the first
            Distribution Date, by 50/360                                                          0.08611111                 $0.00
                                                                                          -------------------

            Plus any unpaid Class A-1 Interest Carryover Shortfall                                                           $0.00
                                                                                                                -------------------

            Class A-1 Interest Distributable Amount                                                                          $0.00
                                                                                                                ===================

        C.  Calculation of Class A-2 Interest Distributable Amount

            Class A-2 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-2 Noteholders on such Distribution Date)              $214,081,658.95

            Multiplied by the Class A-2 Interest Rate                                                 6.790%

            Multiplied by 1/12 or in the case of the first Distribution Date, by 49/360          0.08333333          $1,211,345.39
                                                                                          ------------------

            Plus any unpaid Class A-2 Interest Carryover Shortfall                                                           $0.00
                                                                                                                -------------------

            Class A-2 Interest Distributable Amount                                                                  $1,211,345.39
                                                                                                                ===================


                                Page 3 (2000-2)

        D.  Calculation of Class A-3 Interest Distributable Amount

            Class A-3 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-3 Noteholders on such Distribution Date)              $321,000,000.00

            Multiplied by the Class A-3 Interest Rate                                                    6.820%

            Multiplied by 1/12 or in the case of the first Distribution Date, by 49/360             0.08333333       $1,824,350.00
                                                                                               ----------------

            Plus any unpaid Class A-3 Interest Carryover Shortfall                                                           $0.00
                                                                                                                   ----------------

            Class A-3 Interest Distributable Amount                                                                  $1,824,350.00
                                                                                                                   ================

        E.  Calculation of Class A-4 Interest Distributable Amount

            Class A-4 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-4 Noteholders on such Distribution Date)               $121,000,000.00

            Multiplied by the Class A-4 Interest Rate                                                    6.900%

            Multiplied by 1/12 or in the case of the first Distribution Date, by 49/360             0.08333333         $695,750.00
                                                                                               ----------------

            Plus any unpaid Class A-4 Interest Carryover Shortfall                                                           $0.00
                                                                                                                   ----------------

            Class A-4 Interest Distributable Amount                                                                    $695,750.00
                                                                                                                   ================

        F.  Calculation of Class A-5 Interest Distributable Amount

            Class A-5 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-5 Noteholders on such Distribution Date)               $209,000,000.00

            Multiplied by the Class A-5 Interest Rate                                                    6.990%

            Multiplied by 1/12 or in the case of the first Distribution Date, by 49/360             0.08333333       $1,217,425.00
                                                                                               ----------------

            Plus any unpaid Class A-5 Interest Carryover Shortfall                                                           $0.00
                                                                                                                   ----------------

            Class A-5 Interest Distributable Amount                                                                  $1,217,425.00
                                                                                                                   ================

        G.  Calculation of Noteholders' Interest Distributable Amount

            Class A-1 Interest Distributable Amount                                                      $0.00
            Class A-2 Interest Distributable Amount                                              $1,211,345.39
            Class A-3 Interest Distributable Amount                                              $1,824,350.00
            Class A-4 Interest Distributable Amount                                                $695,750.00
            Class A-5 Interest Distributable Amount                                              $1,217,425.00

            Noteholders' Interest Distributable Amount                                                               $4,948,870.39
                                                                                                                   ================

        H.  Calculation of Noteholder's Monthly Principal Distributable Amount:

            The sum of (i) the amount necessary to reduce the Aggregate Note
               Principal balance minus the Pre-Funded Amount to 95.50% of the Pool
               Balance and (ii) on any Final Scheduled Distribution Date the excess outstanding principal balance of any Class

            Aggregate Note Principal Balance                                                                       $865,081,658.95

            Pre-Funded Amount                                                                                                $0.00
                                                                                                                   ----------------
            Aggregate Note Principal Balance minus Pre-Funded Amount                                               $865,081,658.95

            95.50% of the Pool Balance                                                                             $883,656,333.66

            Excess outstanding principal balance of any Class on any Final Scheduled
               Distribution Date                                                                                             $0.00
                                                                                                                   ----------------

            Noteholders' Principal Distributable Amount                                                                      $0.00
                                                                                                                   ================


                                Page 4 (2000-2)

        J.  Calculation of Additional Principal Distributable Amount
            The excess of the Required Overcollateralization Amount over the Overcollateralization Amount

        Required Overcollateralization Amount

        If no Level I Trigger Event or Level II Trigger Event exist, the least of

              (i)   Aggregate Note Principal Balance, and

              (ii)  The greater of

                    (a)  9.00% of the Pool Balance and

                    (b)  Minimum Overcollateralization Amount (generally 1.50% of the
                         Original Pool Balance)                                                                     $83,276,513.12

        If a Level I Trigger Event exists, but no Level II Trigger Event exists, the greater of

               (i)  14.0% of the Pool Balance and

               (ii) 2.5% of the Original Pool Balance                                                                        $0.00

        If a Level II Trigger Event exists, 100% of the Pool Balance                                                         $0.00

        Required Overcollateralization Amount                                                                       $83,276,513.12
                                                                                                                  -----------------

        Overcollateralization Amount
        The Excess of the Pool Balance over the Aggregate Note Principal Balance minus the Noteholder's
        Principal Distributable Amount minus the Pre-Funded Amount                                                   60,212,931.27

        Remaining Available Funds                                                                                   $30,737,480.13
                                                                                                                  -----------------

        Additional Principal Distributable Amount                                                                   $23,063,581.85

 VII.   Pre-Funding Account

        A.  Withdrawals from Pre-Funding Account:

        Amount on deposit in the Pre-Funding Account as of the preceding
           Distribution Date or, in the case of the first Distribution Date,
           as of the Closing Date                                                                                            $0.00

        Less: withdrawals from the Pre-Funding Account in respect of transfers of
           Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
           (an amount equal to the product of (a) 95.50% and (b) the principal balance
           of the Subsequent Receivables)                                                                                    $0.00

        Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the January 2001 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to
           $100,000 or less as of the Distribution Date (see B below)                                                        $0.00

        Amount remaining on deposit in the Pre-Funding Account after
           Distribution Date                                                                                                 $0.00

        B.  Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

        Amount withdrawn from the Pre-Funding Account as a result of the
           Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (January
           2001 Distribution Date) or the Pre-Funded Amount being reduced
           to $100,000 or less on any Distribution Date                                                                      $0.00

        Class A-1 Prepayment Amount                                                                                          $0.00
        Class A-2 Prepayment Amount                                                                                          $0.00
        Class A-3 Prepayment Amount                                                                                          $0.00
        Class A-4 Prepayment Amount                                                                                          $0.00
        Class A-5 Prepayment Amount                                                                                          $0.00
                                                                                                                 ------------------

        Total Prepayment Amount                                                                                              $0.00
                                                                                                                 ==================

        C.  Prepayment Premiums:

        Class A-1 Prepayment Premium                                                                                         $0.00
        Class A-2 Prepayment Premium                                                                                         $0.00
        Class A-3 Prepayment Premium                                                                                         $0.00
        Class A-4 Prepayment Premium                                                                                         $0.00
        Class A-5 Prepayment Premium                                                                                         $0.00



                                Page 5 (2000-2)

 VIII.  Reserve Account

        Amount on deposit in the Reserve Account as of the preceding Distribution Date                               $5,497,524.38
           or, in the case of the first Distribution Date, as of the Closing Date

        Plus the excess, if any, of the Specified Reserve Balance over amount on deposit in the Reserve Account and amounts payable in Section 4.6 (vii)
           of the Sale and Servicing Agreement (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts
           withdrawn from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                         $0.00

        Less: the excess, if any, of the amount on deposit in the Reserve Account
           over the Specified Reserve Balance                                                                                $0.00

        Less: withdrawals from the Reserve Account to cover the excess, if any,
           of Total Required Payment over Available Funds (see IV above)                                                     $0.00

        Amount remaining on deposit in the Reserve Account after the Distribution Date                               $5,497,524.38



  IX.   Calculation of Servicing Fees

        Aggregate Principal Balance as of the first day of the
           Monthly Period                                            $950,639,185.66
        Multiplied by Basic Servicing Fee Rate                                  1.25%
        Multiplied by Months per year                                       0.104167%
                                                                    -----------------

        Basic Servicing Fee                                                                   $990,249.15

        Less: Backup Servicer Fees (annual rate of 1 bp)                                            $0.00

        Supplemental Servicing Fees                                                                 $0.00
                                                                                         -----------------

        Total of Basic Servicing Fees and Supplemental Servicing Fees                                                  $990,249.15
                                                                                                             ======================

  X.    Information for Preparation of Statements to Noteholders

        a.            Aggregate principal balance of the Notes as of first day of Monthly Period
                                         Class A-1 Notes                                                                     $0.00
                                         Class A-2 Notes                                                           $214,081,658.95
                                         Class A-3 Notes                                                           $321,000,000.00
                                         Class A-4 Notes                                                           $121,000,000.00
                                         Class A-5 Notes                                                           $209,000,000.00

        b.            Amount distributed to Noteholders allocable to principal
                                         Class A-1 Notes                                                                     $0.00
                                         Class A-2 Notes                                                            $23,063,581.85
                                         Class A-3 Notes                                                                     $0.00
                                         Class A-4 Notes                                                                     $0.00
                                         Class A-5 Notes                                                                     $0.00

        c.            Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                         Class A-1 Notes                                                                     $0.00
                                         Class A-2 Notes                                                           $191,018,077.10
                                         Class A-3 Notes                                                           $321,000,000.00
                                         Class A-4 Notes                                                           $121,000,000.00
                                         Class A-5 Notes                                                           $209,000,000.00

        d.            Interest distributed to Noteholders
                                         Class A-1 Notes                                                                     $0.00
                                         Class A-2 Notes                                                             $1,211,345.39
                                         Class A-3 Notes                                                             $1,824,350.00
                                         Class A-4 Notes                                                               $695,750.00
                                         Class A-5 Notes                                                             $1,217,425.00

        f.            1.  Class A-1 Interest Carryover Shortfall, if any
                          (and change in amount from preceding statement)                                                    $0.00
                      2.  Class A-2 Interest Carryover Shortfall, if any
                          (and change in amount from preceding statement)                                                    $0.00
                      3.  Class A-3 Interest Carryover Shortfall, if any
                          (and change in amount from preceding statement)                                                    $0.00
                      4.  Class A-4 Interest Carryover Shortfall, if any
                          (and change in amount from preceding statement)                                                    $0.00
                      5.  Class A-5 Interest Carryover Shortfall, if any
                          (and change in amount from preceding statement)                                                    $0.00


                                Page 6 (2000-2)


        g.            Amount distributed payable out of amounts withdrawn from or pursuant to:
                      1.  Reserve Account                                                         $0.00
                      2.  Capitalized Interest Account                                            $0.00
                      3.  Claim on the Note Policy                                                $0.00

        h.            Remaining Pre-Funded Amount                                                                            $0.00

        i.            Remaining Reserve Amount                                                                       $5,497,524.38

        k.            Prepayment amounts
                                         Class A-1 Prepayment Amount                                                         $0.00
                                         Class A-2 Prepayment Amount                                                         $0.00
                                         Class A-3 Prepayment Amount                                                         $0.00
                                         Class A-4 Prepayment Amount                                                         $0.00
                                         Class A-5 Prepayment Amount                                                         $0.00

        l.             Prepayment Premiums
                                         Class A-1 Prepayment Premium                                                        $0.00
                                         Class A-2 Prepayment Premium                                                        $0.00
                                         Class A-3 Prepayment Premium                                                        $0.00
                                         Class A-4 Prepayment Premium                                                        $0.00
                                         Class A-5 Prepayment Premium                                                        $0.00

        m.            Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                         paid by the Trustee on behalf of the Trust                                                    $990,249.15

        n.            Note Pool Factors (after giving effect to distributions on the
                         Distribution Date)
                                         Class A-1 Notes                                                                0.00000000
                                         Class A-2 Notes                                                                0.54732973
                                         Class A-3 Notes                                                                1.00000000
                                         Class A-4 Notes                                                                1.00000000
                                         Class A-5 Notes                                                                1.00000000

  XI.   Pool Balance and Aggregate Principal Balance

                                 Original Pool Balance at beginning of Monthly Period                               778,288,759.79
                                 Subsequent Receivables                                                            $321,216,114.99
                                                                                                             ----------------------
                                 Original Pool Balance at end of Monthly Period                                  $1,099,504,874.78
                                                                                                             ======================

                                 Aggregate Pool Balance as of preceding Accounting Date                             950,639,185.66
                                 Aggregate Pool Balance as of current Accounting Date                               925,294,590.22

                          Monthly Period Liquidated Receivables              Monthly Period Administrative Receivables

                                        Loan #         Amount                              Loan #         Amount
                                        ------         ------                              ------         ------
                          see attached listing     4,703,584.90              see attached listing             --
                                                          $0.00                                            $0.00
                                                          $0.00                                            $0.00
                                                          $0.00                                            $0.00
                                                  --------------                                           ------
                                                  $4,703,584.90                                            $0.00
                                                  ==============                                           ======

 XII.   Thirty Day Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date) of all Receivables
           delinquent more than 30 days with respect to all or any portion of a
           Scheduled Payment
           as of the Accounting Date                                                           31,693,622.91

        Aggregate Principal Balance as of the Accounting Date                                 925,294,590.22
                                                                                        ---------------------

        Thirty Day Delinquency Ratio                                                                                    3.42524675%
                                                                                                                       ============


                                Page 7 (2000-2)

                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-2

                             PERFORMANCE INFORMATION

              FOR THE MONTHLY PERIOD ENDING      MAY 31, 2001


  I.    ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                $1,099,504,874.78

                                 AGE OF POOL (IN MONTHS)                                8

  II.   Thirty Day Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date) of all Receivables
           delinquent more than 30 days with respect to all or any portion of a
           Scheduled Payment as of the Accounting Date                                          31,693,622.91

        Aggregate Principal Balance as of the Accounting Date                                  925,294,590.22
                                                                                            ------------------

        Thirty Day Delinquency Ratio                                                                                    3.42524675%
                                                                                                                   ================

 III.   Average Thirty Day Delinquency Ratio

        Thirty Day Delinquency ratio - current Determination Date                                  3.42524675%

        Thirty Day Delinquency ratio - preceding Determination Date                                2.71973830%

        Thirty Day Delinquency ratio - second preceding Determination Date                         2.60447985%
                                                                                            ------------------


        Average Thirty Day Delinquency Ratio                                                                            2.91648830%
                                                                                                                   ================

  IV.   Cumulative Net Loss Ratio

        Cumulative balance of losses as of the preceding Accounting Date                                            $10,248,134.73

                   Add: Sum of Principal Balances (as of the
                           Accounting Date) of Receivables that became
                           Liquidated Receivables during the Monthly
                           Period or that became Purchased Receivables
                           during Monthly Period (if delinquent more
                           than 30 days with respect to any portion of
                           a Scheduled
                           Payment at time of purchase)                                         $4,703,584.90

                        Liquidation Proceeds received by the Trust                             ($2,218,168.67)
                                                                                            ------------------

        Cumulative balance of losses as of the current Accounting Date                                              $12,733,550.96

  V.    Cumulative Net Loss Rate as a % of Original Principal Balance

        Cumulative Net Loss Rate - current Determination Date                                       1.1581168%

        Cumulative Net Loss Rate - preceding Determination Date                                     0.9320681%

        Cumulative Net Loss Rate - second preceding Determination Date                              0.7012706%

  VI.   Annualized Net Loss Ratio

                   Add: Aggregate of Principal Balances as of the
                           Accounting Date (plus accrued and unpaid
                           interest thereon to the end of the Monthly
                           Period) of all Receivables that became
                           Liquidated Receivables or that became
                           Purchased Receivables and that were
                           delinquent more than 30 days with respect to
                           any portion of a Scheduled Payment as of the
                           Accounting Date                                                      $4,703,584.90

                        Liquidation Proceeds received by the Trust                             ($2,218,168.67)
                                                                                            ------------------

        Net Losses as of the current Accounting Date                                                                 $2,485,416.23
                                                                                                                   ----------------

 VII.   Annualized Net Loss Ratio as a % of Beginning Pool Balance

        Annualized Net Loss Ratio - current Determination Date                                      3.1373622%

        Annualized Net Loss Ratio - preceding Determination Date                                    3.1196032%

        Annualized Net Loss Ratio - second preceding Determination Date                             3.2039907%

        Average Annualized Net Loss Ratio:                                                                               3.1536520%
                                                                                                                   ================


                                Page 8 (2000-2)

 VIII.  Other Information Provided to MBIA

              A. Credit Enhancement Fee information:

                 Amount paid last month                                                                 $133,242.52
                 Aggregate Note Principal Balance as of the previous              $865,081,658.95
                    Distribution Date
                 Multiplied by:  Credit Enhancement Fee  (18 bp's) * (30/360)              0.0150%      $129,762.25
                                                                                 -----------------   ---------------
                 Adjustment amount                                                                                      ($3,480.27)
                 Amount due this month                                                                                 $129,762.25

                                    Amount due to MBIA                                                                 $126,281.98
                                                                                                                      =============

              B. Delinquency Information

                                           NUMBER OF DAYS DELINQUENT           AMOUNT
                                           -------------------------           ------
                                                     31-60               $     19,861,714.75
                                                     61-90               $      5,679,811.84
                                                     91 +                $      6,152,096.32
                                                                         --------------------
                                                                         $     31,693,622.91

  IX.   Reserve Account Information                                                        $                       %
        Beginning Balance                                                              $5,497,524.38            0.59413774%

        Deposit to the Reserve Account                                                         $0.00            0.00000000%
        Reserve Account Additional Deposit                                                     $0.00            0.00000000%
        Withdrawal from the Reserve Account                                                    $0.00            0.00000000%
        Disbursements of Excess                                                          ($18,706.00)          (0.00202163%)
        Interest earnings on Reserve Account                                              $18,706.00            0.00202163%
                                                                                 --------------------   --------------------

                                                                                 --------------------   --------------------
        Ending Balance                                                                 $5,497,524.38            0.59413774%
                                                                                 ====================   ====================

        Specified Balance pursuant to Section 3.03 of the
           Reserve Account Agreement among Arcadia Financial Ltd.,
           Arcadia Receivables Finance Corp., MBIA
           and Bank One, National Association                                          $5,497,524.38            0.59413774%
                                                                                 ====================   ====================

  X.    Trigger Events

                                       Current Amount  Level I Trigger Level  Level II Trigger Level
                                       --------------  ---------------------  ----------------------
Average Thirty Day Delinquency Ratio     2.91648830%          7.00%                    8.00%
Cumulative Net Loss Ratio                 1.1581168%          2.70%                    3.40%
Average Annualized Net Loss Ratio        3.15365204%          7.75%                    9.20%


                                         Level I Trigger Event?  Level II Trigger Event?
                                         ----------------------  -----------------------
Average Thirty Day Delinquency Ratio              No                      No
Cumulative Net Loss Ratio                         No                      No
Average Annualized Net Loss Ratio                 No                      No


  XI.   Insurance Agreement Events of Default

        To the knowledge of the Servicer, an Insurance Agreement
           Event of Default has occurred                                                        Yes                No    X
                                                                                                   --------          ---------




                                Page 9 (2000-2)